Exhibit 4.1

DELAWAR E SEAL M IN ER AL YS THERAPEUTICS, IN C. CO RPORATE May 2019 MTI FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.0001 PAR VALUE PER SHARE, OF Mineralys Therapeutics, Inc. transferable on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all the provisions of the Certificate of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated: This certifies that is the record holder of INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE C O U N TE R S IG N E D A N D R E G IS TE R E D : A M ER IC A N STO C K TR A N SFER & TR U ST C O M PA N Y, LLC (B R O O K LY N , N Y ) TR A N S FE R A G E N T A N D R E G IS TR A R B Y: A U TH O R IZE D S IG N ATU R E PRESIDENT SECRETARY CUSIP 603170 10 1 SEE REVERSE FOR CERTAIN DEFINITIONS AND LEGENDS

The Company shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Company or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, which are fixed by the certificate of incorporation of the company, as amended, and the resolutions of the board of directors of the company, and the authority of the board of directors to determine variations for future series. Such requests shall be made to the Company’s Secretary at the principal office of the Company or to the Transfer Agent. KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE COMPANY WILL REQUIRE A BOND INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: Additional abbreviations may also be used though not in the above list. TEN COM – as tenants in common TEN ENT – as tenants by the entireties JT TEN – as joint tenants with right of survivorship and not as tenants in common COM PROP – as community property UNIF GIFT MIN ACT – ......................... Custodian ......................... (Cust) (Minor) under Uniform Gifts to Minors Act.............................................................................. (State) UNIF TRF MIN ACT – ................. Custodian (until age ..................) (Cust) ..................................... under Uniform Transfers (Minor) to Minors Act............................................................ (State) FOR VALUE RECEIVED, _____________________________________________________ hereby sell(s), assign(s) and transfer(s) unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE shares of the capital stock represented by within Certificate, and do hereby irrevocably constitute and appoint attorney-in-fact to transfer the said stock on the books of the within named Company with full power of the substitution in the premises. Dated NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. By THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE. SIGNATURE GUARANTEES MUST NOT BE DATED. Signature(s) Guaranteed: (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) X X Mineralys Therapeutics, Inc.